Exhibit 99.1

                            MASTER LICENSE AGREEMENT

AGREEMENT NO.:     BF0906

Customer Name:     Bluefly, Inc.

Address:           42 West 39th Street, Floor 9

City, State, Zip:  New York, NY 10018

This Master License Agreement is entered into by and between Art Technology Group, Inc., a Delaware corporation, having a place of business at One Main Street, Cambridge, MA 02142 ("ATG") and the entity identified above (together with any future parent or subsidiary entities subject to Section 13.8 below) ("Customer"). The following Addenda (or any amendment thereof) and Order Forms, constitute a part of Agreement:

        As Applicable:

        Addendum A:       Maintenance and Support of Programs
        Addendum B:       Professional Services
        Order Form:       ATG Product and Support Order Form

1.      DEFINITIONS.

"Agreement" means this Master License Agreement and all related Addenda, Amendments, Order Form(s), Attachment(s), Exhibit(s) or Schedule(s), if any.

"Concurrent User" means any employee or independent contractor of Customer (or, with certain specified Programs, Customer's end-user) who is permitted to access and use the Programs. The maximum number of Concurrent Users is specified in the Order Form(s).

"Customer" shall mean the entity listed above under "Customer Name".

"CPU" means a single processor incorporated as part of a single server. Each core in a multi-core or dual core processor will be treated as a processor/CPU for the purpose of this Agreement.

"Development License" shall mean the right and license to create a Web Site; however, such license shall not be used for production (live) Web Sites.

"Documentation" means the user manuals and other documentation for the Programs normally made available electronically to Customer with the Programs. Copies of the Documentation may be found on the ATG Web Site at www.atg.com.

"Effective  Date"  shall  mean  the date  that ATG  signs  this  Master  License
Agreement.

"Enterprise-Wide License" shall mean the right and license to install and use in a production, staging and development settings an unlimited number of licenses of such Programs on any number of CPUs or Servers, for the duration of the ELA Term (defined below).

"ELA Term" is defined on the applicable Order Form.

"Individual User" means any employee or individual independent contractor of Customer to whom Customer has issued a personal user ID and password. Customer shall ensure that only one personal ID is assigned to each Individual User and that no more than one Individual User uses a single personal user ID and password. Individual User does not mean a corporation, company, partnership, association, entity or organization. The maximum number of Individual Users is specified in the Order Form.

"Maintenance", "Support" or "Maintenance and Support" shall have the respective meanings set forth in the Maintenance and Support Addendum.

"Order(s)" or "Order Form(s)" means the forms furnished by ATG to Customer evidencing the purchase of a license to use a Program or to receive support under this Agreement.

"Price List" means the publication issued from time to time by ATG describing the Programs then available for license by ATG, and related License Fees, Maintenance Fees and fees for professional services.

"Production License" shall mean the right and license to run a live Web Site in a production environment.

"Program(s)" or "Licensed Program(s)" means the machine-readable, binary code version of the computer software products listed in Order Form(s) and described in more detail in ATG's then current Price List, and any and all modifications,

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corrections or enhancements which become part of such computer software product, as licensed by ATG in accordance with the terms of this Agreement.

"Server" means a computer file server identified by an individual IP address and comprised of one or more CPUs.

"Staging or Testing License" shall mean the right and license to use the Programs for quality assurance and load testing of a Web Site. Such Licenses may not be used for production purposes or "going live."

2.      LICENSE GRANT AND RESTRICTIONS.

        2.1     General.

        (a) Perpetual License. Subject to the terms and limitations set forth in this Agreement, ATG grants to Customer a worldwide, non-exclusive, non-transferable (except as specifically set forth in this Agreement), perpetual right and license to use the one or more Programs listed on an Order Form.

        (b) Enterprise-Wide License. Subject to the terms and limitations set forth in this Agreement, ATG grants to Customer an Enterprise-Wide License for those Programs identified as "Enterprise" or "ELA" in the "License Type" Column of the Order Form. Beginning on the effective date of the applicable Order Form and ending on the termination date identified on such Order Form as the "ELA Term", Customer shall have the right and license to install and use an unlimited number of licenses of such Programs on any number of CPUs or Servers. At the end of the ELA Term, Customer shall certify to ATG in writing the number of CPUs, Servers or Concurrent Users in active production and use and Customer's right and license to continue to use such Programs shall be perpetual, but shall be limited to such certified CPUs and Servers.

        (c) License Types. Depending on the Program identified on the Order, unless otherwise specified in the applicable Order, a copy of the Program(s) may be used in only one of the following ways: (1) only on the number of CPUs associated with certain Server(s) identified in the applicable Order (or on replacement Server(s) identified to ATG in writing); or (2) only on the number of named Servers identified in the applicable Order; or (3) not to exceed the number of Individual Users or Concurrent Users identified in the Order Form. The foregoing limitations shall not apply to an Enterprise License during the ELA Term.

        (d)     Restrictions.

                (i) No Hosting Rights/ASP Rights. Customer may use the Programs only to host its own Internet site(s) to which third parties may have access and may not provide hosting, service bureau or application service provider services to third parties.

                (ii) Backup Copies. If a licensed Server is temporarily inoperable, Customer may transfer the Programs to another Server having use of no more than the same number of CPUs as were in the licensed inoperable Server, but only until the inoperable Server becomes functional or is permanently replaced. A backup copy of the Program may also be used for disaster recovery purposes. Customer may not copy the Programs, except for the disaster recover purposes specified above, unless specifically authorized by ATG in writing. The foregoing limitations shall not apply to an Enterprise License during the ELA Term.

        (e) Supplemental Program Use Restrictions. Supplemental modules are delivered with and may be required in order to run certain Programs including the ATG Content Administration, ATG Commerce, Adaptive Customer Assistance, ATG Forum and Adaptive Customer Outreach product modules (collectively, the
"Restricted Programs"). If Customer has purchased a Restricted Program containing supplemental modules, it may only:

                (i) access the functionality of those modules for which it has specifically purchased a license;

                (ii) where required for proper functioning of the Restricted Programs, use the supplemental modules to run the Restricted Program(s);

                (iii)   use  the  Restricted   Programs  on  certain  designated
servers ("Designated Servers"), provided that, during the ELA Term, it may use the Restricted Programs on any servers;

                (iv) use the search engine supplied with the Restricted Programs to index and access content managed by those Restricted Programs; and

                (v) use other ATG Programs for which Customer has obtained a Production license, on the Designated Server(s) (other than for the purpose of running the Restricted Program(s)).

3.      TITLE.

        3.1 The Programs furnished under this Agreement are licensed, not sold, to Customer. ATG and its suppliers possess all right, title and interest in and to the Programs, trademarks, service marks, trade names, trade dress, trade secrets and Documentation, and Customer acknowledges that it receives no such right, title or interest except for the limited right of use described in this Agreement.

        3.2 Customer shall do nothing inconsistent with ATG's title to the Programs, and shall not reproduce (except as specifically permitted by this Agreement), decompile, disassemble, or reverse assemble any portion of the Programs or otherwise derive its source code, except to the extent that such activity is expressly permitted by applicable local law.

4.      ORDERING PROGRAMS AND SERVICES.

        4.1 Ordering. An Order will be binding on both parties when signed by authorized representatives of each party. Each Order shall include the following information: 1) each Program

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licensed  or to which  Maintenance  shall  apply,  2) the  Server on which  such
Program will be used, its location and IP address, 3) the number of CPUs in each licensed Server or Enterprise-Wide License, and 4) the fees applicable to the number of CPUs in each licensed Server and/or covered by Maintenance services. No additional or different terms in any purchase order or similar document shall modify the terms of this Agreement whether or not signed by ATG.

        4.2 Additional Licenses. Program licenses are based on the number of CPUs in the licensed Server or the number of seats. If Customer adds one or more CPUs to a licensed Server or additional seats, Customer shall notify ATG promptly (but in no event less than ten (10) days) of such addition and immediately purchase a license based on the additions. The foregoing shall not apply to an Enterprise License during the ELA Term, during which time Customer may freely add CPUs, servers and/or seats.

5.      PAYMENT.

        5.1 Fees for Software Licenses. ATG will invoice Customer for those amounts set forth in the Order Form upon delivery of a permanent license key for the Programs or upon written authorization to extend the use of the Programs (the "License Fees").

        5.2 Fees for Maintenance and Support. ATG will invoice Customer and Customer shall pay ATG annually in advance for Maintenance and Support (the "Maintenance Fees").

        5.3     Fees for  Professional  Services.  ATG  shall  invoice  Customer
biweekly  for  Services   performed   during  the   preceding   two  weeks  (the
"Professional Services Fees").

        5.4 General. Customer shall pay all amounts due under this Agreement to ATG in U.S. dollars within thirty (30) days from the date of receipt of the invoice, unless otherwise specified herein or in the applicable Order Form. ATG may charge interest on overdue amounts at the rate of one and one-half percent (1.5%) per month or the highest lawful rate, whichever is less. In the event that ATG must institute legal proceedings to collect fees due under this Agreement, Customer shall be liable for all reasonable attorneys fees and other costs associated therewith. Customer shall be responsible for all taxes incurred with respect to the delivery of ATG's products and services, except those taxes based on ATG's income or payroll. If any foreign governmental entity imposes a withholding tax or VAT on amounts payable to ATG under this Agreement, amounts payable to ATG shall be grossed-up so that ATG actually receives the amounts set forth on the Order.

6.      TERM OF AGREEMENT.

        This Agreement will begin on the Effective Date and will continue unless terminated as described herein.

7.      TERMINATION.

        7.1 Termination for Breach. Either party (the "Terminating Party") may immediately terminate this Agreement or suspend any rights granted hereunder upon notice to the other in the event that: (a) the other party breaches any material term of this Agreement including the obligation to pay amounts due under this Agreement and such breach is not cured within thirty (30) days after notice from the Terminating Party (provided that, to the extent that ATG terminates this Agreement pursuant to this Section 7.1(a), it will immediately repay to Customer a pro rata portion of any payments made in advance for time periods extending beyond the termination date); or (b) upon the other party's dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, assignment for the benefit of creditors, or the appointment of a receiver, trustee, custodian, or similar agent for the party's business or property.

        7.2 Termination without Cause. Customer may terminate this Agreement without cause by providing thirty (30) days advance written notice to ATG.

        7.3     Obligations upon Termination. On expiration or termination under section 7.1 or 7.2, each party shall promptly remit to the other all unpaid monies due under this Agreement. Notwithstanding the foregoing, if the Agreement is terminated, Customer shall have the right to continue to use, subject to the terms and conditions of this Agreement, the Programs previously purchased and paid for hereunder (although Customer shall have no right to license additional copies of the Programs).

        7.4 Survival. In addition to those provisions which by their nature are intended to survive any termination or expiration of this Agreement or any license granted hereunder, Sections 2 (License Grant and Restrictions), 3 (title), 5 (Payment), 7.3 (Obligations Upon Termination, 8 (Confidentiality), 9 (Right to Audit), 10 (Limitation of Warranty and Liability), 11 (Warranty, Remedy and Restrictions), 12 (Indemnification and Infringement) and 13 (General) of this Agreement shall specifically survive such termination or expiration. It is expressly understood and agreed that Customer has been granted a perpetual license to certain Programs as set forth in Section 2.1, and such license shall survive any termination of this Agreement.

8.      CONFIDENTIALITY.

        The parties agree not to permit access to or to disclose the other party's Confidential Information, except to its authorized employees and contractors who are bound by confidentiality agreements with terms no less restrictive than those of this Section 8 and who need to use or have access to the other party's Confidential Information as permitted by this Agreement. A receiving party shall use at least the same degree of care in protecting the other party's Confidential Information as such party generally exercises in protecting its own most valuable proprietary information and shall inform its employees having access to the Confidential Information of its confidential nature. In no event shall a party use less than a reasonable degree of care in protecting Confidential Information. "Confidential Information" includes documents, data, software

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and information  which,  when provided by one party to the other: a) are clearly identified as "Confidential" or "Proprietary" or are marked with a similar legend; b) are disclosed orally or visually, identified as Confidential Information at the time of disclosure and confirmed as Confidential Information in writing within 10 days; or c) a reasonable person would understand to be confidential or proprietary at the time of disclosure. Results of benchmark and other tests run by Customer and resulting from use of the Programs shall be deemed ATG Confidential Information and treated in accordance with the terms of this Section. Notwithstanding the foregoing, the receiving party shall have no obligation of confidentiality with respect to any information which: (a) is already known to the receiving party at the time of disclosure; (b) is or subsequently becomes publicly available through no wrongful act of the receiving party; (c) is disclosed or provided to the receiving party by a third party without restriction; or (d) is developed independently by the receiving party without use of or access to the disclosing party's Confidential Information.

9.      RIGHT TO AUDIT.

        Customer shall keep complete and accurate records to permit an accurate assessment of Customer's compliance with its permitted Program usage. At any time upon thirty days notice, but not more than once per year unless ATG has reason to believe that a violation has occurred, ATG may audit Customer's usage of the Programs and Maintenance services, either by reviewing Program use on-site, by telephone or by means of a self-audit. Such audit shall take place at a date and time calculated so as to not unreasonably interfere with Customer's business operations. ATG will comply with all reasonable security requirements of Customer and will furnish Customer with a copy of its audit report upon written request. If an audit reveals that Customer has used any Program beyond the scope of its license, or has failed to pay associated Maintenance Fees applicable to its use of the Programs, Customer shall cure such breach within 30 days of written notice by paying such additional License Fees or Maintenance Fees as necessary to cure the breach in accordance with this Agreement. ATG shall pay the costs of any third party conducted audit, unless the audit reveals material (greater than five percent (5%)) unlicensed use of any Program, in which case Customer will pay the reasonable costs of the audit.

10.     LIMITATION OF WARRANTY AND LIABILITY.

        10.1    Warranty Limitations.  EXCEPT FOR THE EXPRESS WARRANTIES MADE IN
SECTION 11, ATG MAKES AND CUSTOMER RECEIVES NO OTHER EXPRESS OR IMPLIED WARRANTIES OF ANY KIND AND ATG SPECIFICALLY DISCLAIMS AND EXCLUDES ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE; OR STATUTORY REMEDY. NO STATEMENT WHETHER MADE BY ATG'S EMPLOYEES, AGENTS OR OTHERWISE, SHALL BE DEEMED TO BE A WARRANTY BY ATG FOR ANY PURPOSE OR TO GIVE RISE TO ANY LIABILITY ON THE PART OF ATG UNLESS SPECIFICALLY CONTAINED IN THIS AGREEMENT.

        10.2 Exclusion of Consequential and Related Damages. EXCEPT FOR A PARTY'S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 8 AND ANY LIABILITY FOR INDEMNIFICATION ARISING UNDER SECTION 12, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER UNDER THIS AGREEMENT OR OTHERWISE FOR ANY INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOSS OF PROFITS, LOSS OF DATA OR USE OF DATA OR INTERRUPTION OF BUSINESS, EVEN IF SUCH PARTY OR ITS REPRESENTATIVE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS.

        10.3 Limitation of Liability. EXCEPT FOR A PARTY'S INDEMNIFICATION OBLIGATIONS UNDER SECTION 12 AND AMOUNTS OWED HEREUNDER, IN NO EVENT WILL EITHER PARTY'S AGGREGATE LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR UNDER ANY OTHER THEORY OF LIABILITY, EXCEED THE TOTAL FEES PAID BY CUSTOMER TO ATG UNDER THIS AGREEMENT.

11.     WARRANTY, REMEDY AND RESTRICTIONS.

        11.1 ATG Warranty. ATG represents and warrants to Customer that: (i) ATG has the legal power and authority to enter into this Agreement; (ii) ATG shall comply with all laws and legal requirements relating to this Agreement and its activities and contributions hereunder; (iii) ATG will provide the Maintenance and Services in a competent and professional manner; (iv) the Programs do not infringe any patent, copyright or other intellectual property right of a third party; (v) the media on which the Programs are delivered will be free from defects in materials and workmanship for a period of ninety (90) days beginning on the date of delivery; and (vi) the Programs, as delivered by ATG to Customer and installed in accordance with the Documentation and operated on the computer systems which are supported by ATG, will perform substantially as described in its then current Documentation for ninety (90) days from the date of delivery (the "Product Warranty").

        11.2 Customer Warranty. Customer warrants to ATG that: (i) it has the legal power and authority to enter into this Agreement; and (ii) Customer shall comply with all laws and legal requirements relating to this Agreement and its activities and contributions hereunder

        11.3 Warranty Remedies. Except for its right to be indemnified pursuant to Section 12, Customer's sole and exclusive remedy for any breach of the Product Warranty shall be, at the option of ATG: (a) to repair, modify or replace on a timely basis the Program or (b) to refund the amounts paid in respect of the defective Program, together with any unused,

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prepaid Maintenance Fees paid to ATG for such defective Program.

        11.4 Warranty Exclusions. ATG shall not be obligated to remedy any Program defect that cannot be adequately repeated. The Product Warranty does not apply to any Programs which (i) have been altered, except by ATG or in accordance with its instructions evidenced by writing, facsimile or email, (ii) have been used in conjunction with another vendor's product resulting in the defect, except under circumstances in which such other vendor's product was recommended by ATG in writing, (iii) were other than a supported version (under
Section 1.1(a) of Addendum A of the Agreement) of the Programs (to the extent that any failure of the Programs would have been avoided by the use of a currently supported version), (iv) have been damaged by improper environment, abuse, misuse, accident or negligence or (v) the Programs have not been properly installed and operated in accordance with the Documentation, except under circumstances in which such Programs were installed by ATG or in reliance on ATG's written advice. Because the Programs are complex, ATG does not warrant that they are error-free or that their use will be uninterrupted.

12.     INDEMNIFICATION AND INFRINGEMENT.

        12.1    INDEMNIFICATION.

        (a) ATG Indemnity. ATG shall indemnify Customer and its affiliates from any third party claim (the "Claim") (i) relating to a breach of its representations, warranties and covenants contained in this Agreement; and (ii) alleging that the Programs infringe any patent, copyright or other intellectual property right of a third party.

        (b) Customer Indemnity. Customer shall indemnify ATG and its affiliates from any Claim (i) relating to a breach of its representations, warranties and covenants contained in this Agreement, and (ii) in the event that ATG is hosting any of Customer's Programs, from any Claim based upon Customer's data or content or ATG's use, copying or display thereof.

        (c) Further Infringement Obligations. Should any Program become, or in ATG's opinion be likely to become, the subject of a claim of infringement or trade secret misappropriation as set forth above, ATG shall, at its option and expense either: (i) procure for Customer the right to continue to use the infringing Program, or (ii) replace or modify the infringing Program to make its use non-infringing without loss of substantial functionality. Notwithstanding the foregoing, if ATG, in its sole discretion, determines that neither of the said options is reasonably available to it, ATG, at its option, may terminate Customer's license for the infringing Program, in which event ATG shall refund to Customer the unused portion of the License Fees paid in respect of the Program (determined by depreciating the applicable License Fees paid on a straight-line basis over three years) and any corresponding unused Maintenance Fees.

        (d) Infringement Exclusions. Regardless of the foregoing, ATG shall have no liability or obligation to Customer with respect to any claim if such a claim is based on (i) Customer's use of any altered version of the Programs (except for any alteration performed by, or in accordance with written instructions from, ATG), to the extent that Customer's liability for such claim would have been avoided by the use of an unaltered version of the Programs which had been made available by ATG to Customer, (ii) Customer's use of any version of the Programs that is not a supported version (pursuant to Section 1.1(a) of Addendum A of the Agreement), to the extent that Customer's liability for such claim would have been avoided by the use of a more recent and unaltered version of the Programs which had been made available by ATG to Customer, or (iii) the combination, operation, or use of the Programs with other business processes, products, devices, software, hardware or data which was not provided by ATG, to the extent that Customer's liability for such claim would have been avoided in the absence of such combination, operation, or use.

        12.2 Indemnification Process. The foregoing indemnification obligations of each indemnifying party will be dependant on the indemnified party: (i) providing the indemnifying party with prompt written notice of a Claim; (ii) permitting the indemnifying party to control the defense and settlement of the Claim; (iii) refraining from entering into any settlement or compromise of any such Claim; (iv) providing the indemnifying party with reasonable information and assistance for the defense or settlement of the action; and (v) using all commercially reasonable efforts to mitigate any loss, damage or costs related to the Claim.

        12.3 Entire Liability. THIS SECTION 12 STATES THE ENTIRE LIABILITY OF BOTH PARTIES WITH RESPECT TO THE INFRINGEMENT OF ANY COPYRIGHTS, PATENTS, OR OTHER INTELLECTUAL PROPERTY RIGHTS RELATED TO THE PROGRAMS OR THEIR USE.

13.     GENERAL.

        13.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of The State of New York, USA, without giving effect to principles of conflict of laws. The United Nations Convention for the International Sale of Goods shall not apply to this Agreement.

        13.2 Notices. All notices or reports shall be in writing and shall be delivered by personal delivery, facsimile transmission, overnight mail or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to the addresses set forth on the first page of this Agreement, with a copy to the General Counsel of each party, or to such other address as either party may specify in advance in writing.

        13.3    No  Agency.   Nothing  contained  in  this  Agreement  shall  be
construed as creating any agency, partnership, or other form of joint enterprise between the parties.

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        13.4    Injunctive  Relief.  Each party  acknowledges that its breach of this Agreement may cause the other party immediate and irreparable damage for which recovery of money damages would be inadequate. Therefore, each party agrees that the other party shall be entitled to seek injunctive relief to protect its rights under this Agreement in addition to any other remedies available to said party.

        13.5 Force Majeure. Neither party shall be liable to the other, following notice thereof, for any failure or delay in the performance of its obligations (except for required payments pursuant to Section 5 and confidentiality obligations pursuant to Section 8 for any cause that is beyond the reasonable control of such party).

        13.6 Waiver. If one party fails to enforce a provision of this Agreement, it shall not be precluded from enforcing the same provision at another time.

        13.7 Severability. If any provision of this Agreement is deemed unenforceable or invalid by law or by a court decision, the provision shall be changed and interpreted if possible to accomplish the intent of the provision within the constraints of the law. Only that provision that is deemed unenforceable or invalid, and not the entire agreement, shall be invalidated.

        13.8    Assignment.

        (a) Neither party may assign this Agreement, in whole or in part to any third party without the prior written consent of the other; provided, however, such party may assign this Agreement to an entity that acquires all or substantially all of its assets (by merger, asset acquisition, or otherwise).

        (b) ATG retains the right to prohibit any assignment to an ATG Competitor. "ATG Competitor" means those competitors of ATG specifically identified in the Company's most recent Form 10K and/or 10Q filed with the Securities and Exchange Commission,

        (c) With respect to any Enterprise-Wide License rights granted to Customer, in the event of an acquisition or change of control of Customer (by asset sale, stock sale, merger or otherwise), then the Enterprise-Wide License right may only be exercised by the Bluefly business unit of such acquired entity. However, in the event that Customer acquires another entity and Customer is the surviving entity in such acquisition, the acquired entity shall be entitled to use any Programs licensed under this Agreement (including under an Enterprise-Wide License), subject to the terms of this Agreement.

        13.9 No Conflicting Terms. ATG shall not accept, and this Agreement does not operate as an acceptance of, any different or additional terms and conditions, and this Agreement shall prevail over any such different or additional provisions, of any Customer order or any other Customer originated instruments, or any shrink-wrap or click-wrap license.

        13.10 Entire Agreement. This Agreement supersedes all previous agreements, whether oral or written, with respect to its subject matter. This Agreement may only be changed in a writing signed by authorized representatives of each party with a copy sent to the General Counsel of each party as specified in Section 13.2 (Notices).

        13.11 Export Compliance. Regardless of whether Customer is a US-based entity, Customer shall not export or re-export any of the Programs (in whole or in part) to any country without ensuring that such export complies with the Export Administration Regulations of the U.S. Department of Commerce, or any other agency of the U.S. Government, or similar laws governing the export of software or products of any other government having jurisdiction over such export, re-export, or use, pursuant to any applicable statute, regulation, or governmental order. Customer must remain at all times in full compliance with U.S. Government export policy and regulations and failure of such compliance shall constitute a material breach of this Agreement.

        13.12 U.S. Government Restricted Rights. If used by or provided to the U.S. Government, the U.S. Government acknowledges that (a) the Software constitutes "commercial computer software" or "commercial computer software documentation" for purposes of 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1(a) through 3, as applicable, and (b) the U.S. Government's rights are limited to those specifically granted pursuant to this Agreement. In the event the Programs are first provided to the U.S. Government prior to December 1, 1995, the Software is provided with RESTRICTED RIGHTS as provided for in FAR, 48 CFR 52.227-14 (JUNE 1987) or FAR, 48 CFR 252.227-7013 (OCT 1988), as applicable. The contractor/manufacturer is Art Technology Group, Inc., One Main Street, Cambridge, MA 02142.

        13.13 Software Escrow. Customer's ability to utilize the Program(s) will be jeopardized if ATG ceases to maintain or support such Program (and fails to engage a third party to provide such support and maintenance) unless complete Program source code and related Documentation is made available to Customer for Customer's use in satisfying Customer's maintenance and support requirements. Therefore, ATG agrees that if an "Event of Default" occurs, then ATG will provide to Customer one copy of the most current version of the source code for the affected Program and associated Documentation in accordance with the following:

        (a) An Event of Default shall be deemed to have occurred if ATG: (i) ceases to make available, either directly or through a third party, maintenance or support Services for the Program during a period in which Customer has paid for and is entitled to receive such maintenance and support and ATG has not promptly cured such failure despite Customer's demand that ATG make available or perform such maintenance and support, (ii) becomes insolvent, executes an assignment for the benefit of creditors, or becomes subject to bankruptcy or receivership proceedings, which proceedings are not dismissed within 60 days after filing, or (iii) has transferred all or substantially all of its assets or obligations set forth in this Agreement to a third party which has not assumed all of the maintenance and support obligations of ATG set forth in this Agreement.

        (b) ATG will promptly and continuously update and supplement the source code as necessary with all revisions, Corrections, enhancements, and other changes developed for the Program and Documentation. Such source code shall be in a form suitable for reproduction and use by computer and photocopy equipment, and shall consist of a full source language statement of the program or programs comprising the Program and complete program maintenance Documentation which comprise the pre-coding detail design specifications, and all other material necessary to allow a reasonably skilled programmer or analyst to maintain and enhance the Program without the assistance of ATG or reference to any other materials.

        (c) The governing License for the Program includes the right to use source code received under this Section as necessary solely to maintain the Program upon the occurrence of an Event of Default.

        (d) ATG has deposited in escrow with Iron Mountain Intellectual Property Management, Inc. (previously known as Data Securities International, Inc.) a copy of the source code, which corresponds to the most current version of the Program. Customer shall pay all fees of the escrow agent for services provided (currently, the fee is less than US$100 per year). ATG shall include Customer as a third party beneficiary of such escrow agreement upon payment by Customer of the applicable fee. In such case, the existing escrow agreement shall be considered a supplemental agreement to this Agreement. ATG's entry into, or failure to enter into, an agreement with an escrow agent or to deposit the described materials in escrow shall not relieve ATG of its obligations to Customer described in this Section.

        (e) Customer shall obtain no additional rights to the Program(s) as a result of a release of the source code from escrow. By way of example but not of limitation, Customer may not modify the source code except to the extent necessary to support the Programs in accordance with this section.

        (f) Customer's rights to the source code shall cease immediately, and Customer shall return all such source code and documentation to ATG, if ATG, a third party, or a successor in interest to ATG, begins to support and maintain the Programs in accordance with the Maintenance provisions of this Agreement.

Each party represents that the individual signing below is authorized to enter into this Agreement and to create a legally binding agreement.

ART TECHNOLOGY GROUP, INC.                             CUSTOMER

By:  /s/ Julie Bradley                                 By: /s/ Pat Barry
Printed Name: Julie Bradley                            Printed Name: Pat Barry
Title: CFO                                             Title: COO/CFO
Date: 9/28/06                                          Date: September 28, 2006

                                   ADDENDUM A
                       MAINTENANCE AND SUPPORT OF PROGRAMS

This Addendum A, along with the terms of this Agreement into which it is incorporated by reference, addresses ATG's Maintenance and Support obligations to Customer.

1.      SERVICES.

        1.1     GENERAL.

        (a) ATG agrees to provide Maintenance and Support services for the then-current Major Release (defined below) of the Programs (most recent Point Version) ("n") plus the immediate prior Major Release of the Programs (most recent Point Version) ("n-1") licensed by Customer. ATG shall continue to provide Maintenance and Support for the next prior Major Release of the Programs (most recent Point Version) ("n-2") until the official end-of-life period (as hereinafter defined) has been reached for such Major Release n-2, at which time all telephone and e-mail support shall end for Major Release n-2. ATG shall continue to provide assisted self-service support ("e-Services") to Customer during the term of this Addendum A for any Major Release. A "Major Release" is a Program identified by a change in the number immediately to the left of the decimal point, e.g., ATG Application Server Version 5.1 or 6.1 and a Point Version is a Program identified by a change in the number immediately to the right of the decimal point, e.g. ATG Application Server Version 6.1 to 6.2 or 6.2.1.

        (b) The "End-of-Life Period" for a Major Release shall be the later of (a) 12 months after the second subsequent Major Release or (b) 12 months after written notice from ATG, which notice shall also describe the release schedule of any remaining patches and information regarding migration to the then-current Major Release. For illustrative purposes, the end-of-life period of Major Release n-2 will not occur until at least 12 months after the release of Major Release n. Specific Maintenance and Support services are described in the ATG Product Support User's Guide available at the ATG customer support site.

        1.2     SUPPORT HOURS.

        (a) ATG Premium Support coverage is available via all contact channels Monday through Friday, excluding holidays, from 9 A.M. to 5 P.M., Customer's local time. Coverage is available on these days outside of business hours via email. Coverage over weekends and holidays is available via pager for critical and high priority cases.

        (b) ATG Standard Support coverage is available Monday through Friday, excluding holidays, from 9 A.M. to 5 P.M. Customer's local time. Telephone and/or e-mail Support services for Standard Support will be available during ATG's normal business hours: Monday through Friday, 9:00 a.m. to 5:00 p.m., Customer's local time, excluding national holidays observed by ATG, unless Customer has purchased Premium Support.

        1.3 Error Correction. Support shall be provided for the purpose of investigating Program errors that have been reported and documented in writing by Customer. ATG will acknowledge to Customer receipt of a reported error and will attempt to recreate Customer-detected errors, provided that the error can be recreated with an unmodified release of the Programs. ATG will use commercially reasonable efforts to develop a work-around for the error. To report an error, Customer shall submit to ATG a listing of output code, a clear description of the problem and error message(s), information regarding the equipment and operating system on which the Programs is loaded, and any other data that ATG may reasonably request in order to attempt to reproduce the conditions under which the error occurred.

        1.4 Designated Contacts. Telephone and e-mail Support will be limited to Customer's designated contact(s) identified on the Order. Such individuals will be responsible for reporting any detected errors in the Programs to ATG. No other individual(s) shall be authorized to report any error on behalf of Customer. ATG shall not be obligated to respond to any unauthorized reports, which shall include reports provided by any means other than via the toll-free telephone number, the applicable fax number, ATG's support Web Site, or email to the designated email address. Customer may change its designated representative at any time, and from time to time, upon one (1) business days advance written notice to ATG.

        1.5 Updates, Upgrades and Bug Fixes. During the Term of this Addendum, ATG shall provide Customer with all updates, upgrades and bug fixes for the licensed Programs as and when they are made generally commercially available by ATG.

2.      MAINTENANCE AND SUPPORT TERM.

        The initial term of this Addendum shall be for a period of twelve (12) months beginning on the date of delivery of the Programs ("Initial Maintenance Term") and shall automatically renew for additional twelve (12) month terms annually on the successive anniversary of the Initial Maintenance Term, unless Customer provides at least thirty (30) days prior written notice of non-renewal to ATG. Maintenance may be renewed only for an annual term and only for all Programs licensed by Customer; partial renewals will not be accepted.

3.      FEES.

        3.1 General. The Maintenance Fees for the Initial Maintenance Term shall be as set forth in the Order Form. The Maintenance Fees for each renewal term shall be in accordance with ATG's rates in effect at the commencement of such term, which ATG shall make available in writing to Customer before the expiration of the Initial Maintenance Term or any renewal term. Such rates shall not, for the originally supported Programs, exceed a percentage of the previous annual fee that is the greater of (a) five percent (5%), or (b) the percentage increase in the All Cities Average United States Consumer Price Index (all items, base period 1982-84=100) for the one year period preceding the notice, as published by the US Department of Labor.

        3.2 Termination. Except as the result of any material breach by ATG, upon any termination of this Addendum or the Agreement, ATG shall not be obligated to return or reimburse any paid Maintenance Fees or any other charges invoiced prior to the date of termination, except as otherwise set forth in this Addendum or the Agreement.

        3.3 Reinstatement. If Customer terminates Maintenance and Support services for any reason but subsequently wishes to reinstate such services, Customer shall pay all fees that would have been due as if there had been no break in service or, if a new Major Release of the Program has been commercially released since the date of the termination of such services, then Customer shall pay the fees applicable to licensing the new Major Release, whichever is greater.

4.      DUTIES OF CUSTOMER.

        Customer agrees to cooperate with ATG to the extent reasonably necessary for ATG to perform its Support services. Such cooperation shall include, but not be limited to, providing ATG with all information reasonably requested by ATG personnel.

5.      LIMITATIONS.

        ATG will be responsible only for supporting the Programs and not for supporting Customer's own software or any third party software (except as otherwise set forth in the Order).

                                   ----------

                                   ADDENDUM B
                              PROFESSIONAL SERVICES

This Addendum B, along with the terms of this Agreement into which it is incorporated by reference, will govern all professional services engagements by which ATG agrees to undertake one or more projects for Customer as identified in separate Statements of Work. Each Statement of Work will be deemed to incorporate all the terms and conditions of this Addendum and the Agreement and must be signed by an authorized representative of each party in order to be valid.

1.      THE SERVICES.

        1.1 General. ATG will provide the professional services ("Services") described in statements of work ("Statements of Work"), or program descriptions attached to an Order Form.

        1.2 Statements of Work. Each Statement of Work shall include, at a minimum, a description of Services to be performed, an estimate of time and materials to be charged, and any additional terms to which the parties agree. If a provision contained in a Statement of Work or Order Form is different from a provision in this Addendum or the Agreement, the provision in the Statement of Work shall govern, but only as it relates to the details of the Services to be performed pursuant to that Statement of Work or Order Form. Although ATG believes that the total estimate of fees and expenses set forth in each Statement of Work is an accurate estimate, Customer acknowledges that actual fees and expenses may vary.

2.      WARRANTY.

        ATG will provide the Services in a professional and workmanlike manner in accordance with generally accepted industry standards applicable to said Services. In performing such Services, ATG will not violate any applicable law or any intellectual property rights of any third party. Except for indemnity obligations under Section 12, ATG's entire liability and Customer's sole remedy for any non-conformance with the foregoing warranty shall be ATG's re-performance of the non-conforming work.

3.      CUSTOMER RESPONSIBILITIES.

        Customer agrees to provide a suitable working environment for ATG's staff when they are required to work at the Customer site. Customer also agrees that its personnel will respond in a timely manner to inquiries from ATG staff relative to the Services to be performed under any Statement of Work. Customer acknowledges and agrees that ATG's performance of any Services hereunder is dependent, in part, on Customer's assistance and actions. Accordingly, any dates or time periods relevant to the performance of any Services by ATG shall be extended to account for any delays due to Customer.

4.      CHARGES; PAYMENT.

        4.1 Charges; Expenses. Charges for the Services will be on a time and materials basis unless otherwise specified in the Statement of Work. ATG charges by the day in accordance with the rates in its then-current Price List. The Customer shall reimburse ATG for all reasonable out-of-pocket expenses incurred by ATG in connection with the performance of the Services.

        4.2 Invoices; Payment. ATG will invoice Customer for charges and expenses on a regular basis as specified in the Statement of Work, and Customer shall pay all such invoiced amounts within thirty (30) days of the invoice date. If Customer fails to make payments when due, ATG, in addition to its other rights and remedies, will have the right to terminate Services immediately and to recover its reasonable costs and expenses, including reasonable attorneys fees, expended in collection of such payments.

5.      INTELLECTUAL PROPERTY.

        5.1 Ownership. ATG and/or its licensors retain exclusive ownership of all copyright, patent, trade secret and other proprietary rights in and to the Programs and any derivative versions ATG creates hereunder, including, without limitation, the techniques, concepts, algorithms and processes contained therein. All such information shall be treated as Confidential Information of ATG in accordance with Section 8 of the Agreement. ATG grants to Customer a nonexclusive, nontransferable (subject to the assignment provisions contained in the Agreement), worldwide, royalty-free, perpetual right and license to use any deliverables produced hereunder solely in conjunction with, and consistent in scope with, Customer's permitted use of the Program under this Agreement, subject to the terms of this Agreement.

        5.2 Authorship Credits. To the extent that portions of the Programs or pre-existing ATG code are incorporated in deliverables, all such deliverables, as used by Customer, shall display appropriate copyright and authorship credits in software program code and associated documentation.

        5.3 Education and Training. If the Services include education and training, then ATG and its suppliers retain all right, title and interest in and to the courseware (software and documentation) provided in conjunction with such training.

6.      NO SOLICITATION OF EMPLOYEES.

        Until one year after the date ATG has completed any Services, each party agrees that it will not, directly or indirectly, solicit, interfere with or try to entice away any employee of the other party. This provision shall not apply to newspaper, Internet, or similar employment solicitations directed to the public at large.

                                   ----------